SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934
October 27, 2005
Date of Report (Date of earliest event reported):
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8359	22-2376465

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719

(Address of principal executive offices)		(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.01: PRESS RELEASE

Section 2 — Results of Operations and Financial Condition
Item 2.02 Results of Operations and Financial Condition
On October 27, 2005, the Registrant issued a press release regarding its fiscal 2005 results. The Registrant is filing this press release as Exhibit 99.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
(a)  (a)  None.
(b)  (b)  None.
(c)  (c)  Exhibits:
Exhibit 99.01: Press Release dated October 27, 2005
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION

Date: October 27, 2005	By:	/s/Glenn C. Lockwood

Glenn C. Lockwood
Senior Vice President,
Chief Financial Officer
and Treasurer
EXHIBIT INDEX

Exhibit	Description

99.01:	Press Release Entitled: NEW JERSEY RESOURCES REPORTS FISCAL
2005 RESULTS; INCREASES DIVIDEND 5.9 PERCENT
•	Fiscal 2005 earnings of $2.77 per basic share largely attributed to higher earnings at NJR Energy Services

•	Net of certain items, earnings were $2.70 per basic share

•	New Jersey Natural Gas adds 10,435 new customers; above national average

•	Board approves quarterly dividend increase of 5.9 percent to $.36 per share

•	Initial guidance issued of $2.75 to $2.85 per basic share for fiscal 2006